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                                                                    EXHIBIT 10.8

                        SIXTH AMENDMENT AND AGREEMENT TO
            CONSIGNMENT, FORWARD CONTRACTS AND TRADING LINE AGREEMENT

      This SIXTH AMENDMENT AND AGREEMENT TO CONSIGNMENT, FORWARD CONTRACTS AND TRADING LINE AGREEMENT is made as of December 31, 2003, by and between FLEET PRECIOUS METALS INC., a Rhode Island corporation with offices at 111 Westminster Street, Providence, Rhode Island 02903 ("FPM"), and WOLVERINE TUBE, INC., a Delaware corporation with its principal place of business at 200 Clinton Avenue, Suite 1000, Huntsville, Alabama 35801 ("WOLVERINE TUBE"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation with its principal place of business at 200 Clinton Avenue, Suite 1000, Huntsville, Alabama 35801 ("WOLVERINE CANADA"), and WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company and successor by merger to WOLVERINE JOINING TECHNOLOGIES, INC., a Delaware corporation with its principal place of business at 235 Kilvert Street, Warwick, Rhode Island 02886 ("WOLVERINE JOINING") (Wolverine Tube, Wolverine Canada and Wolverine Joining are hereinafter sometimes referred to individually as a "COMPANY" and collectively as the "COMPANIES").

                                WITNESSETH THAT:

      WHEREAS, FPM and the Companies are parties to a certain Consignment, Forward Contracts and Trading Line Agreement dated as of March 28, 2001, as previously amended (as amended, the "Consignment, Forward Contracts and Trading Line Agreement") pursuant to which FPM agreed to extend certain consignment and other credit facilities to the Companies, on the terms and conditions contained therein; and

      WHEREAS, the parties hereto desire to amend the Consignment, Forward Contracts and Trading Line Agreement as hereinafter provided;

      NOW, THEREFORE, for value received, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. All capitalized terms used herein without definition shall have the meanings assigned by the Consignment, Forward Contracts and Trading Line Agreement.

      2. Effective the date hereof, Paragraph 7.8 of the Consignment, Forward Contracts and Trading Line Agreement is amended in its entirety to read as follows:

            "7.8. Fixed Charge Coverage Ratio. The Consolidated Parties shall maintain a Fixed Charge Coverage Ratio of not less than (a) 1.0:1 as of the last day of each fiscal quarter occurring on or prior to December 31, 2002; (b) 1.1:1 as of the last day of the fiscal quarters ending March 31, 2003 and June 30, 2003; and (c) 1.05:1 as of the last day of the fiscal quarters ending September 30, 2003 and December 31, 2003; and (d) 1.1:1 at the end of the fiscal quarter ending March 31, 2004 and each fiscal quarter thereafter provided, however, to the extent that Excess Availability as of each of the last 30 days of

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      such fiscal quarter is greater than $20,000,000, the Fixed Charge Coverage
      Ratio for such fiscal quarter shall not be tested."

      3. Effective the date hereof, Paragraph 7.10 of the Consignment, Forward Contracts and Trading Line Agreement is amended in its entirety to read as follows:

            "7.10. Minimum Consolidated EBITDA. Consolidated EBITDA for the Consolidated Parties shall at all times be greater than or equal to the following amounts for the indicated fiscal quarter, calculated on a rolling four quarter basis (except for the fiscal quarter ending March 31, 2002, Consolidated EBITDA shall be calculated only for such quarter, for the fiscal quarter ending June 30, 2002, Consolidated EBITDA shall be calculated for the two fiscal quarters then ending and for the fiscal quarter ending September 30, 2002, Consolidated EBITDA shall be calculated for the three fiscal quarters then ending):

                                                              Minimum Consolidated
          Fiscal Quarter Ending                                      EBITDA
----------------------------------------------                --------------------
March 31, 2002                                                    $ 7,800,000
June 30, 2002                                                     $21,500,000
September 30, 2002                                                $34,500,000
December 31, 2002                                                 $45,000,000
March 31, 2003                                                    $40,000,000
June 30, 2003                                                     $40,000,000
September 30, 2003                                                $27,000,000
December 31, 2003                                                 $27,000,000
Each fiscal quarter ending in fiscal year 2004                    $55,000,000

      4. All necessary conforming changes to the Consignment, Forward Contracts and Trading Line Agreement necessitated by reason of this Sixth Amendment and Agreement to Consignment, Forward Contracts and Trading Line Agreement shall be deemed to have been made.

      5. All references to the "Consignment, Forward Contracts and Trading Line Agreement" in all documents or agreements by and between the parties hereto, shall from and after the effective date hereof refer to the Consignment, Forward Contracts and Trading Line Agreement, as previously amended and as amended hereby, and all obligations of the Companies under the Consignment, Forward Contracts and Trading Line Agreement, as previously amended and as amended hereby, shall be secured by and be entitled to the benefits of such other documents and agreements.

      6. Except as amended hereby, the Consignment, Forward Contracts and Trading Line Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

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      7.    The Companies jointly and severally covenant and agree to pay all out-of-pocket expenses, costs and charges incurred by FPM (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Sixth Amendment and Agreement to Consignment, Forward Contracts and Trading Line Agreement. The Companies also jointly and severally covenant and agree to pay promptly all taxes and recording and filing fees payable under applicable law with respect to the amendment effected hereby.

      8. This Sixth Amendment and Agreement to Consignment, Forward Contracts and Trading Line Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       *THE NEXT PAGE IS A SIGNATURE PAGE*

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      IN WITNESS WHEREOF, the undersigned parties have caused this Sixth
Amendment and Agreement to be executed by their duly authorized officers as of the date first above written.

WITNESS:                           WOLVERINE TUBE, INC.

/s/ Mary Ann Michetti              By: /s/ James E. Deason
---------------------                  -----------------------------------------
                                   Title: Executive V.P., CFO and Secretary

                                   WOLVERINE TUBE (CANADA) INC.

/s/ Mary Ann Michetti              By: /s/ James E. Deason
---------------------                  -----------------------------------------
                                   Title: Vice President and Secretary

                                   WOLVERINE JOINING TECHNOLOGIES, LLC,

/s/ Mary Ann Michetti              By: /s/ James E. Deason
---------------------                  -----------------------------------------
                                   Title: Vice President and Assistant Treasurer

                                   FLEET PRECIOUS METALS INC.

                                   By: /s/ John C. Schmitt II
                                       -----------------------------------------
                                   Title: Vice President

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